UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

May 17, 2016

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Enova International, Inc. (“Enova” or the “Company”) held on May 17, 2016, Enova’s stockholders approved the Enova International, Inc. First Amended and Restated 2014 Long-Term Incentive Plan (the “Amended and Restated 2014 LTIP”), increasing the number of shares available for issuance under the Company’s existing 2014 Long-Term Incentive Plan (“2014 LTIP”) by 4,400,000 shares.  As of March 21, 2016, 722,685 shares remained available for future awards under the 2014 LTIP.  The Amended and Restated 2014 LTIP authorizes the issuance of stock awards for up to 8,000,000 shares of Enova’s common stock to eligible employees, officers, directors or consultants of the Company and its affiliates (including its subsidiaries) in the form of stock options, stock appreciation rights, performance units, restricted stock and restricted stock units, other share based or share related awards, directors’ restricted stock units, directors fees and qualified performance-based awards.  The Amended and Restated 2014 LTIP, among other things, also modifies the definition of change-in-control and provides that the treatment of awards that are unvested awards will not automatically vest at the time of such change-in-control, subject to the Management Development and Compensation Committee’s (“Compensation Committee”) authority to accelerate vesting upon the occurrence of a specified event; implements a fungible share counting ratio; imposes a minimum vesting condition of 12 months for all awards granted following the adoption of the Amended and Restated 2014 LTIP, subject to the Compensation Committee’s authority to accelerate vesting upon the occurrence of a specified event; and setting out the power and authority of the Compensation Committee to provide subplans for awards issued to foreign participants.  Subject to stockholder approval of the Amended and Restated 2014 LTIP at the Annual Meeting, the Compensation Committee granted to certain executive officers and employees stock options to purchase an aggregate of 337,081 shares and restricted stock units representing an aggregate of 753,550 shares, leaving 3,738,169 shares available for future grants under the Amended and Restated 2014 LTIP.  The stock options and the restricted stock units vest ratably over three years and are subject to other terms and conditions set forth in the respective award agreements, which may include restrictive covenants related to confidentiality, intellectual property, non-solicitation of customers and employees and non-competition, among others.

At the Annual Meeting, Enova’s stockholders also approved the Enova international, Inc. Senior Executive Bonus Plan (the “Senior Executive Bonus Plan”), which was previously approved by the Company’s Compensation Committee and its Board of Directors, subject to stockholder approval.  The Senior Executive Bonus Plan will allow the Company to make annual cash-based incentive payments to its executive officers that could potentially qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Awards under the Senior Executive Bonus Plan will be payable contingent upon the attainment during a performance period of specified performance goals and any other requirements set forth in the Senior Executive Bonus Plan or established by the Compensation Committee in its sole discretion. With respect to each award, the performance goals for the applicable performance period will be established by the Compensation Committee based upon one or more measures of business, financial, and/or operational performance. Performance goals may be based on the attainment of one or more objective financial or objective strategic business initiative formulas, standards or measures with respect to the Company or an affiliate, or such subsidiary, division or department of the Company or an affiliate for or within which the participant performs services.

Summaries of each of the Amended and Restated 2014 LTIP and the Senior Executive Bonus Plan are included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2016 (the “2016 Proxy Statement”).  The foregoing descriptions of the Amended and Restated 2014 LTIP and the Senior Executive Bonus Plan are qualified in their entirety by reference to the full text of the Amended and Restated 2014 LTIP and the Senior Executive Bonus Plan, which were appended as Appendix A and Appendix B, respectively, to the 2016 Proxy Statement and are incorporated herein by reference.

ITEM 5.07SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As noted above, the Company’s Annual Meeting of Stockholders was held on May 17, 2016.  There were 33,158,148 shares of our common stock outstanding and entitled to vote at the Annual Meeting, of which 26,724,189 shares were present in person or by proxy. The stockholders elected all nine of the director nominees; approved, on an advisory basis, our named executive officers’ compensation; over a majority selected, on an advisory basis, a frequency of each year for a stockholder vote to approve named executive officer compensation on an advisory basis; approved the Enova International, Inc. First Amended and Restated 2014 Long-Term Incentive Plan; approved the Enova International, Inc. Senior Executive Bonus Plan; and ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2016 fiscal year.

The following is a summary of the voting results for the matters voted upon by the stockholders:

Proposal No. 1 - Election of nine members of our Board of Directors for a one-year term to expire at the 2017 Annual Meeting of Stockholders

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Ellen Carnahan	23,765,445	702,818	2,273,926
Daniel R. Feehan	22,826,651	1,641,612	2,273,926
David A. Fisher	22,626,620	1,841,643	2,273,926
William M. Goodyear	21,234,032	3,234,231	2,273,926
James A. Gray	21,220,100	3,248,163	2,273,926
David C. Habiger	17,550,441	6,917,822	2,273,926
Gregg A. Kaplan	21,232,173	3,236,090	2,273,926
Mark P. McGowan	24,024,281	443,982	2,273,926
Mark A. Tebbe	21,231,461	3,236,802	2,273,926

Proposal No. 2 - Advisory vote to approve the compensation paid to the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,990,521	454,186	23,556	2,273,926

Proposal No. 3 - Advisory vote recommending the frequency of future advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Abstentions
20,872,597	125,346	3,460,515	9,806

Consistent with a majority of the votes cast with respect to this proposal, the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Proposal No. 4 - Vote to approve the Enova International, Inc. First Amended and Restated 2014 Long-Term Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,351,982	5,075,608	40,673	2,273,926

Proposal No. 5 - Vote to approve the Enova International, Inc. Senior Executive Bonus Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,101,869	324,782	41,612	2,273,926

Proposal No. 6 - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2016

Votes For	Votes Against	Abstentions
26,686,623	55,384	182

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1

Enova International, Inc. First Amended and Restated Long-Term Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35503) filed April 7, 2016)

10.2	Enova International, Inc. Senior Executive Bonus Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35503) filed April 7, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: May 23, 2016	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Enova International, Inc. First Amended and Restated Long-Term Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35503) filed April 7, 2016)

10.2	Enova International, Inc. Senior Executive Bonus Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35503) filed April 7, 2016)